UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

BRT REALTY TRUST

(Exact name of Registrant as specified in charter)

Massachusetts	001-0717	2 13-2755856
(State or other jurisdiction of	(Commission file No.)	(IRS Employer
incorporation)		I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York		11021
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On February 25, 2016, we purchased 252,000 shares of beneficial interest of BRT for $1,577,518, representing the remaining number of shares we were permitted to purchase pursuant to a share repurchase program approved by our board of trustees in December 2014. Contemporaneously with our purchase, Gould Investors L.P., our affiliate, purchased 76,684 shares for $480,042. The 328,684 shares purchased were purchased from one shareholder and its affiliates. We anticipate that these transactions will settle in accordance with customary market procedures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: February 26, 2016	By:	/s/ Isaac Kalish
Isaac Kalish
Vice President

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